UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 2, 2003

ALLIANCE CAPITAL MANAGEMENT L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Item 1.    Changes in Control of Registrant.

Not applicable.

Item 2.    Acquisition or Disposition of Assets.

Not applicable.

Item 3.    Bankruptcy or Receivership.

Not applicable.

Item 4.    Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”), was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance Capital Management L.P. (“Alliance Capital”); Alliance Capital Management Corporation (collectively, the “Alliance Capital defendants”); a number of AllianceBernstein mutual funds; AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management, LLC; Canary Capital Partners, Ltd.; and other unnamed defendants.  The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisors Act of 1940.  The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds.  According to the Hindo Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein mutual funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and (ii) represented that fund shareholders would be safeguarded against the effects of such agreements.  Plaintiffs seek unspecified damages, the rescission of plaintiffs’ contracts with Alliance Capital, and recovery of any fees paid in connection therewith.  Alliance Capital is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them.  At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the outcome of this action may have on Alliance Capital’s results of operations or financial condition.  On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York.  Alliance Capital understands that additional lawsuits that are similar to these lawsuits have been filed, and believes that others may be filed, against the Alliance Capital defendants and related parties.

Item 6.    Resignations of Registrant’s Directors.

Not applicable.

Item 7.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

None.

Item 8.  Change in Fiscal Year.

Not applicable.

Item 9.  Regulation FD Disclosure.

Not applicable.

Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Item 11. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not applicable.

Item 12.  Results of Operations and Financial Condition

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: October 9, 2003	By:	Alliance Capital Management Corporation, General Partner

	By:	/s/ Adam R. Spilka
Adam R. Spilka
Senior Vice President and Counsel